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CINGULAR WIRELESS                                                 EXHIBIT 10.48
EXHIBITS

                      SBC COMMUNICATIONS OFFICER GUIDELINES
                             Effective July 1, 2000
                           Revised September 29, 2000

GENERAL

It is the intent of SBC to provide eligible employees with a communications benefit for the primary purpose of conducting the business affairs of the SBC companies. In addition, personal experience through familiarity and direct use will enhance the executive's ability to promote the SBC companies' products and services to potential customers.

ELIGIBILITY

Eligible employees shall include all Officers in all SBC companies. An Officer shall mean an individual who is designated by the Chairman as eligible to participate in the Plan and who is an elected officer of SBC or of any SBC subsidiary.

BENEFITS
A) Equipment -Each participant shall be provided with a standard equipment package for his or her primary residence, along with installation of all such equipment. Standard equipment and associated installation charges shall be charged to each participant's employing company. At the participant's discretion, any or all of the standard primary residence equipment may be declined, added to, or otherwise upgraded; provided, however, that any additions and/or upgrades shall be at the expense of the participant.

-        Standard Equipment Package - Primary Residence

         - Key System (with installation) with up to 15 telephone sets, with no more than 3 of the 15 being cordless units

         - up to 3 telephone lines (i.e., phone numbers) - ISDN line w/modem & installation (4 fu line)

         - fax machine which shares ISDN line

         - DSL line and equipment to replace ISDN (when service is available)

Each participant shall be provided with a standard cellular equipment package. Standard cellular equipment and associated installation charges, if any, shall be charged to each participant's employing company.

                       RESTRICTED - PROPRIETARY INFORMATION
     The information contained herein is for use by authorized employees of SBC Communications Inc. only and is not for general distribution within the Company

                                                                   EXHIBIT 10.48
-        Standard Equipment Package -Cellular

         - One phone number with 2 cellular! PCS units: one hand held and one automobile installed, or

         - Two phone numbers, each having one cellular! PCS device. One number is for a single piece of hand held equipment and the other number is for a single piece of vehicle mounted equipment. (This second configuration is necessary at this time to provide better and safer service - increased access to executives, use of existing digital and analog features, vehicle mounted technology, and roaming.)

Note: If required for business purposes, additional cellular unit(s)/service can be provided outside this policy as a departmental expense with the concurrence of the executive's Direct Report to the Chairman.

B) ANNUAL USAGE - All reasonable usage charges associated with primary residence equipment and standard cellular equipment packages shall be charged to each participant's employing company. Any charges deemed unreasonable by the Senior Executive Vice President-Human Resources ("SEVP-HR") shall be at the expense of the participant -

-        Annual Usage

         - payment for all reasonable usage charges associated with primary residence equipment including, but not limited to:

                  - local service charges;

                  - domestic long distance through SWETN or other company issued calling card (calling card(s) for immediate family only, i.e., Class I and Sponsored children);

                  - international long distance

                           - if long distance services provided by Southwestern Bell - business usage for executive and reasonable personal usage for executive, spouse, and dependent children;

                           - if long distance services is provided by Southwestern Bell- business usage for executive only;

                  -        SBC subsidiary or affiliate Internet service fees

                  - payment for all reasonable usage charges associated with cellular airtime for the standard equipment selected

C) Computer equipment and related services - not provided under this policy.

D) Home security services - not provided under this policy.

                       RESTRICTED - PROPRIETARY INFORMATION
     The information contained herein is for use by authorized employees of SBC Communications Inc. only and is not for general distribution within the Company

                                                                  EXHIBIT 10.48



E) Direct TV services - not provided under this policy.


F) Retired Officers are eligible for the same benefits in retirement as available to active Officers, with the following conditions:

         (i) retired officers retain existing equipment at retirement with associated maintenance, including any subsequent relocation (replacement is an option only if, at the discretion of Executive Communications Services ("ECS") group, replacement is more cost effective), and

         (ii) retirees are eligible for reasonable international calling privileges if they have Southwestern Bell Long Distance.

TERMINATION UNDER EPR. In determining whether an Eligible Employee's termination of employment under the Enhanced Pension and Retirement Program ("EPR") is a Retirement for purposes of this Plan, five years shall be added to each of age and net credited service ("NCS"). If with such additional age and years of service, (1) an Eligible Employee upon such termination of employment under EPR is Retirement Eligible according to the SBC Supplemental Retirement Income Plan ("SRIP") or (2) the Eligible Employee upon such termination of employment under EPR has attained one of the following combinations of age and service,

Actual NCS + 5 Years                Actual Age + 5 Years
--------------------                --------------------
10 years or more                    65 or older
20 years or more                    55 or older
25 years or more                    50 or older
30 years or more                    Any age

then such termination of employment shall be a Retirement for all purposes under this Plan and the Eligible Employee shall be entitled to the treatment under this Plan afforded in the case of a termination of employment which is a Retirement.

ADMINISTRATION

The ECS group of the Official Communications Services organization shall administer the guidelines and shall be responsible for equipment selection, installation, bill payment, etc. EXCEPTIONS TO THESE GUIDELINES MUST BE APPROVED BY THE SEVP-HR PRIOR TO IMPLEMENTATION BY THE ECS GROUP.

                       RESTRICTED - PROPRIETARY INFORMATION
     The information contained herein is for use by authorized employees of SBC Communications Inc. only and is not for general distribution within the Company

                                                                   EXHIBIT 10.48




TAXES

For active officers, all domestic long distance through SWETN or other company issued calling card provided under the guidelines will be considered personal and included as income. All benefit amounts provided under the guidelines and included as income will be grossed-up at appropriate tax rates. Income will not be imputed for documented business use of long distance. None of the above amounts will be included in base salary for benefit purposes or other compensation determinations.

For retired officers, all benefits provided under the guidelines will be considered personal and included as income. At retirement, the fair market value of all residential and cellular equipment will be imputed as income, reflecting a transfer of such assets to the retired officer. Amounts provided under the guidelines and included as income, including amounts associated with the transfer of communications equipment, will be grossed-up at appropriate tax rates.

AMENDMENT

The SEVP-HR shall be responsible for approving any amendments consistent with the intent of the guidelines, including, but not limited to changes to the standard equipment packages. The Company reserves the right to change, modify, or cancel this program at any time for any reason.

                       RESTRICTED - PROPRIETARY INFORMATION
     The information contained herein is for use by authorized employees of SBC Communications Inc. only and is not for general distribution within the Company

                                                                   EXHIBIT 10.48

SBC Communications Inc.
COMMUNICATION BENEFITS OVERVIEW
OFFICERS

FEATURE                    DESCRIPTION
-------                    -----------
ELIGIBILITY                Officers.

PLAN SYNOPSIS              This plan provides long distance, home equipment,
                           cellular phone and certain other communication
                           benefits to participants (in addition to any
                           subsidiary benefits provided to all subsidiary
                           employees.

LONG DISTANCE BENEFITS     A calling card will be provided for you, your spouse,
                           and your dependent children, if applicable, for:

                           - Your business and personal calls while away from your office.

                           - You and your family's reasonable personal use (your home phone can be programmed so that you can dial 1 + )

                           -        International long distance

                           - long distance provided by Southwestern Bell - business usage for executive and reasonable personal usage for executive, spouse, and dependent children

                           - long distance not provided by Southwestern Bell - business usage only.

HOME EQUIPMENT BENEFITS    The Company will install and maintain the following
                           equipment in your primary residence:

                           - Key system (with installation) for up to 15 telephones (3 of the 15 phones may be cordless)

                           -        Up to 3 telephone lines

                           -        ISDN line (4th line) w/modem and
                                    installation .Fax machine (shares ISDN line)

                           - DSL line and equipment to replace ISDN (when service is available)

                           -        Pre-wiring (in the case of new home
                                    construction)

CELLULAR PHONE BENEFITS    Standard Equipment Package

                           -        One phone number with 2 cellular/PCS units
                                    (one hand-held and one automobile
                                    installed), or

                           Two phone numbers, each having one cellular/PCS device

                           - (one number for a single hand-held and the other for a single vehicle mounted device).

                           Also includes business and reasonable personal usage charges.

                      RESTRICTED - PROPRIETARY INFORMATION
     The information contained herein is for use by authorized employees of
                    SBC Communications Inc. only and is not
                  for general distribution within the Company

                                                                   EXHIBIT 10.48



SBC Communications Inc.
COMMUNICATION BENEFITS OVER VIEW
OFFICERS

FEATURE                    DESCRIPTION
-------                    -----------
INTERNET ACCESS BENEFITS   The company will cover the monthly service fee for
                           SBC Internet access (if available in your area).

IN CASE OF RETIREMENT      Currently, communication benefits are provided
                           post-retirement as described above, with the
                           following conditions:

                           - you retain existing equipment and associated maintenance

                           - reasonable international long distance is provided if you have Southwestern Bell Long
                                    Distance

IN CASE OF RESIGNATION     Your benefits cease upon termination of employment.

INCOME TAX TREATMENT       The Company's payment of long distance benefits on
                           your behalf represents income to you that will be
                           included in your Form W-2 annually. At the current
                           time, this benefit is subject to tax gross-up.
                           However, this gross-up policy is subject to change in
                           future years.

YOUR COMMUNICATIONS        Jim Mayer
CONTACT                    Network Technical Manager One Bell Center, 23-D-7
                           St. Louis, MO 63101 Phone: 314-235-1657 ~ Pager:
                           888-277-5579

                           Assistant: Kathy Argent Phone: 314-235-5480

                       RESTRICTED - PROPRIETARY INFORMATION
     The information contained herein is for use by authorized employees of SBC Communications Inc. only and is not for general distribution within the Company